Exhibit 99.45

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-L

KEY PERFORMANCE FACTORS
December 31, 1999



Expected B Maturity 10/16/2006


Blended Coupon 6.7958%


Excess Protection Level
3 Month Average   3.86%
December, 1999   4.40%
November, 1999   3.31%
October, 1999  N/A


Cash Yield19.14%


Investor Charge Offs 5.04%


Base Rate 9.70%


Over 30 Day Delinquency 4.63%


Seller's Interest11.35%


Total Payment Rate14.35%


Total Principal Balance$49,947,826,881.37


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,671,007,362.88